Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jerry D. Chase, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Lantronix, Inc. on Form 10-Q for the fiscal quarter ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Lantronix, Inc.

Date: February 13, 2009

By: /s/ Jerry D. Chase Name: Jerry D. Chase Title: President and Chief Executive Officer (Chief Executive Officer)

I, Reagan Y. Sakai , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Lantronix, Inc. on Form 10-Q for the fiscal quarter ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Lantronix, Inc.

Date: February 13, 2009

By: /s/ Reagan Y. Sakai Name: Reagan Y. Sakai Title: Chief Financial Officer and Secretary (Chief Financial Officer)